UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                    January 12, 2005

National City Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10074	34-1111088

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street, Cleveland Ohio	44114

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                    (216) 222-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

     The following exhibits are filed herewith and incorporated by reference to Registration Statement No. 333-104080 on Form S-3, dated May 5, 2003, of National City Corporation:

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Number	Exhibit
1.1	Terms Agreement, dated as of January 5, 2005, between National City Corporation and Credit Suisse First Boston LLC.

4.1	Form of 4.90% Senior Note due January 15, 2015.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY CORPORATION
By:	s/ Carlton E. Langer
	Name:	Carlton E. Langer
	Title:	Vice President and Assistant Secretary

Date: January 12, 2005

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EXHIBIT INDEX

Number	Exhibit
1.1	Terms Agreement, dated as of January 5, 2005, between National City Corporation and Credit Suisse First Boston LLC.

4.1	Form of 4.90% Senior Note due January 15, 2015.

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